SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 5, 2000
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                          FIRSTSPARTAN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-22445               56-2015272
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(State or other jurisdiction    (Commission File          (IRS Employer
     of incorporation)              Number)            Identification No.)


   380 E. Main Street, Spartanburg, South Carolina            29302
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      Address of principal executive offices                 Zip Code


Registrant's telephone number, including area code:    (864) 582-2391
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On September 5, 2000, FirstSpartan Financial Corp. ("FirstSpartan") and BB&T Corporation ("BB&T") entered into an Agreement and Plan of Reorganization (the "Agreement") pursuant to which FirstSpartan will merge with and into BB&T. The Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         Pursuant to the terms of the Agreement, each share of FirstSpartan common stock, $0.01 par value per share, issued and outstanding at the effective time of the merger will become and be converted into the right to receive one share of BB&T common stock, par value $5.00 per share.

         The merger will be structured as a tax-free reorganization and will be accounted for under the purchase method of accounting. Consummation of the merger is subject to various conditions, including the approval of the stockholders of FirstSpartan and the receipt of all requisite regulatory approvals.

         In connection with the Agreement, FirstSpartan granted to BB&T a stock option pursuant to a Stock Option Agreement, dated as of September 5, 2000, which, under certain defined circumstances, would enable BB&T to purchase 740,300 shares of FirstSpartan common stock, subject to adjustment, at a price of $21.25 per share. A copy of the Stock Option Agreement is attached hereto as
Exhibit 10.1.

         The summary of the Agreement and the Stock Option Agreement is not complete and is qualified in its entirety by reference to the complete text of such documents filed as exhibits herewith and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(C)      Exhibits.

Exhibit 2.1       Agreement and Plan of Reorganization, dated as of September 5,
                  2000,  by  and  between   BB&T  Corporation  and  FirstSpartan
                  Financial Corp.

Exhibit 10.1 Stock Option Agreement dated as of September 5, 2000 by and between BB&T Corporation and FirstSpartan Financial Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FirstSpartan Financial Corp.
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                                    (Registrant)


September 8, 2000                   /s/ Billy L. Painter
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Date                                Billy L. Painter
                                    President and Chief Executive Officer